UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 31, 2023

NEXTPLAT CORP

(Exact Name of Registrant as Specified in its Charter)

nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3250 Mary St., Suite 410

Coconut Grove, FL 33133

(Address of principal executive offices and zip code)

(305) 560-5355

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market, Inc.
Warrants	NXPLW	The Nasdaq Stock Market, Inc.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 31, 2023, NextPlat Corp (the “Company”) held its 2023 Annual Meeting (the “Annual Meeting”). At the Annual Meeting, each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders, as described below, was approved by the requisite vote of the Company’s stockholders. A playback of the Annual Meeting can be found at: https://spaces.hightail.com/receive/o1xlVxDv84/dXMtMTdhYjJhODctYTc0OS00ZDk5LTk3OWUtODA4YzAwNzcxZDky.

The number of shares of common stock that voted on matters presented at the Annual Meeting was 10,302,377, representing approximately 71% of the 14,441,025 shares outstanding as of April 3, 2023, the record date for the Annual Meeting.

The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 7, 2023 (the “Proxy Statement”), and are incorporated herein by reference.

1. The election of nine directors, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

NOMINEE	VOTES FOR	VOTES WITHHELD
Rodney Barreto	7,100,255	5,777
Kendall Carpenter	7,100,369	5,663
Louis Cusimano	7,097,466	8,566
Hector Delgado	7,101,128	4,904
Douglas S. Ellenoff	7,040,792	65,240
Charles M. Fernandez	7,103,128	2,904
Maria Cristina Fernandez	7,100,982	5,010
John Miller	7,100,315	5,717
David Phipps	7,085,260	20,772

2. The ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

For: 10,300,563	Against: 1,204	Abstain: 610

3. The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For: 7,090,897	Against: 10,431	Abstain: 4,704

4. The authorization of the adjournment of the 2023 Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3, Proposal 4 or Proposal 7.

For: 10,246,037	Against: 29,311	Abstain: 27,029

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP.

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
	Title:	Chairman and Chief Executive Officer

Dated: June 2, 2023

3